UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2018

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2323 Victory Avenue, Suite 1400
Dallas, Texas	75219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 — Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Hilltop Headquarters

On August 3, 2018, Hilltop Holdings Inc. (“Hilltop”), through HTH Diamond Hillcrest Land LLC (“Hillcrest Land LLC”), a newly formed entity owned equally between a wholly owned subsidiary of Hilltop and an affiliate of Mr. Gerald J. Ford, Chairman of the Board of Directors of Hilltop, purchased approximately 1.7 acres of land located in the City of University Park, Texas (the “Land”). Each of HTH Hillcrest Land LLC, a wholly owned subsidiary of Hilltop (“HTH Land LLC”), and Diamond Ground, LLC, an entity affiliated with Mr. Gerald J. Ford (“Diamond Ground LLC”), contributed $19.3 million to Hillcrest Land LLC to purchase the Land for an aggregate purchase price of $38.5 million. Mr. Gerald J. Ford beneficially owned 16.15% of Hilltop common stock as of August 3, 2018 and is the father of Jeremy Ford, a director, the President and Co-Executive Officer of Hilltop, and the father-in-law of Corey Prestidge, the Executive Vice President, General Counsel and Secretary of Hilltop. Trusts for which Jeremy Ford and the wife of Corey Prestidge are a beneficiary own 10.2% and 10.1%, respectively, of Diamond Ground, LLC. A copy of the Limited Liability Company Agreement of Hillcrest Land LLC is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Immediately following the purchase of the Land, on August 3, 2018, Hillcrest Land LLC entered into a 99-year ground lease (the “Ground Lease”) of the Land to SPC Park Plaza Partners LLC, an unaffiliated third party (“Park Plaza”), as to an undivided 50% leasehold interest, HTH Hillcrest Project LLC (“HTH Project LLC”), a wholly owned subsidiary of Hilltop, as to an undivided 25% leasehold interest, and Diamond Hillcrest, LLC (“Diamond Hillcrest”), an entity owned by Mr. Gerald J. Ford, as to an undivided 25% leasehold interest. The Ground Lease is triple net and, accordingly, the lessees agreed to pay all property taxes, property insurance and maintenance costs. The base rent payable under the Ground Lease commences 18 months from entry into the Ground Lease at $1.8 million per year, which increases 1.0% per year each January 1, following the rent abatement period. A copy of the Ground Lease is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with Ground Lease, on August 3, 2018, each of Park Plaza, HTH Project LLC and Diamond Hillcrest (collectively, the “Co-Owners”) entered into a Co-Owners Agreement to purchase the improvements currently being constructed on the Land, which is a mixed-use project (the “Project”) that is planned to contain a six-story building (the “Building”). The Co-Owners Agreement governs the parties’ undivided ownership in the Project. HTH Project LLC and Diamond Hillcrest each own an undivided 25% interest in the Project. Park Plaza owns the remaining undivided 50% interest in the Project. Park Plaza serves as the Co-Owner Manager under the Co-Owner Agreement; however, certain actions require approval of all Co-Owners. On August 3, 2018, each of HTH Project LLC and Diamond Hillcrest contributed $5.3 million to the construction and initial operation of the Project. The Project obtained a construction loan from an unaffiliated third-party bank with a maximum commitment of approximately $41.0 million to finance the construction of the Project, as well. The Co-Owners have engaged Strode Property Company to serve as developer of the Project under a Development Service Agreement. A copy of the Co-Owners Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

On August 3, 2018, Hilltop entered into an office lease with Park Plaza, HTH Project LLC and Diamond Hillcrest (the “Office Lease”) for approximately 68,000 square feet in the Building. The Office Lease is for an initial term of 129 months and provides Hilltop with an option to renew for an additional ten-year term at fair market rental rates for comparable buildings. The Office Lease is a triple net lease. The first nine months of rent is abated, which commences upon move-in to the Building. The base rent commences at $43 per square foot and increases 1.5% per year. The total cost of base rent over the initial term of the Office Lease is $31.3 million, which averages to $3.1 million per year over the initial term. Move-in is expected in the fourth quarter of 2019. A copy of the Office Lease is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein.

Additionally, on August 3, 2018, PlainsCapital Bank entered into a retail lease with Park Plaza, HTH Project LLC and Diamond Hillcrest (the “Retail Lease”) for approximately 4,100 square feet for a branch location on the ground floor of the Building. The Retail Lease is for an initial term of 129 months and provides PlainsCapital Bank with an option to renew for an additional ten-year term at fair market rental rates for comparable buildings. The Retail Lease is a triple net lease. The first nine months of rent is abated, which commences upon move-in to the premises. The base rent commences at $75 per square foot and increases 1.5% per year. The total cost of base rent over the initial term of the Retail Lease is $3.3 million, which averages to $0.3 million per year over the initial term. The Retail Lease is subject to all required regulatory approvals and move-in is expected in the fourth quarter of 2019. A copy of the Retail Lease is attached as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated by reference herein.

The foregoing description of the Limited Liability Company Agreement of Hillcrest Land LLC, Ground Lease, Co-Owners Agreement, Office Lease and Retail Lease does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Forward-looking statements speak only as of the date they are made and, except as required by law, we do not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements concerning such things as our plans, objectives, strategies, expectations, intentions, construction timing and other statements that are not statements of historical fact, and may be identified by words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “might,” “plan,” “probable,” “projects,” “seeks,” “should,” “target,” “view” or “would” or the negative of these words and phrases or similar words or phrases. Factors that could cause our actual results to differ materially from those described in the forward-looking statements include, among others: (i) the possibility that we may not receive necessary regulatory approvals for the Retail Lease; and (ii) the failure of the Project to be completed on the expected timeline or at all. For a discussion of certain other factors that could cause our actual results to differ materially from those described in the forward-looking statements, please see the risk factors discussed in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other reports that are filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

On August 6, 2018, Hilltop issued a press release announcing the items set forth in Item 1.01 of this Current Report on Form 8-K.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
Not applicable.
(b)	Pro forma financial information.
Not applicable.

(c)	Shell company transactions.
Not applicable.
(d)	Exhibits.

The following exhibit(s) are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit Number	Description of Exhibit

10.1	Limited Liability Company Agreement of HTH Diamond Hillcrest Land LLC, dated as of July 31, 2018.

10.2

Ground Lease, dated as of July 31, 2018, by and among HTH Diamond Hillcrest Land LLC, as Ground Lessor, and HTH Hillcrest Project LLC, Diamond Hillcrest, LLC and SPC Park Plaza Partners LLC, as Ground Lessees.

10.3	Co-Owners Agreement, dated as of July 31, 2018, by and by and among HTH Hillcrest Project LLC, Diamond Hillcrest, LLC and SPC Park Plaza Partners LLC.

10.4	Office Lease, dated as of July 31, 2018, by and among Hilltop Holdings Inc., as Tenant, and HTH Hillcrest Project LLC, Diamond Hillcrest, LLC and SPC Park Plaza Partners LLC, as Landlord.

10.5	Retail Lease, dated as of July 31, 2018, by and among PlainsCapital Bank, as Tenant, and HTH Hillcrest Project LLC, Diamond Hillcrest, LLC and SPC Park Plaza Partners LLC, as Landlord.

99.1	Press Release issued August 6, 2018 (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date: August 6, 2018	By:	/s/ Corey G. Prestidge
	Name:	Corey G. Prestidge
	Title:	Executive Vice President,
General Counsel & Secretary